Exhibit 15.3

CONSENT OF QUALIFIED PERSON

I, Fleur Muller, in connection with the annual report on Form 20-F for the year ended June 30, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•	the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333- 100496, 333-141531 and 333-160636) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: August 22, 2022
/s/ Fleur Muller
Name:	Fleur Muller, MAusIMM
Title:	Superintendent Strategic Modelling
Western Australia Iron Ore
BHP

CONSENT OF QUALIFIED PERSON

I, Ashley Grant, in connection with the annual report on Form 20-F for the year ended June 30, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•	the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333- 100496, 333-141531 and 333-160636) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 18, 2022
/s/ Ashley Grant
Name:	Ashley Grant, MAusIMM
Title:	Superintendent Geophysics and Geochemistry
Western Australia Iron Ore
BHP

CONSENT OF QUALIFIED PERSON

I, Alex Greaves, in connection with the annual report on Form 20-F for the year ended June 30, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•	the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333- 100496, 333-141531 and 333-160636) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 23, 2022
/s/ Alex Greaves
Name:	Alex Greaves, MAusIMM
Title:	Superintendent Mine Planning
Western Australia Iron Ore
BHP

CONSENT OF QUALIFIED PERSON

I, Chris Burke, in connection with the annual report on Form 20-F for the year ended June 30, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•	the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333- 100496, 333-141531 and 333-160636) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: August 17, 2022
/s/ Chris Burke
Name:	Chris Burke, MAusIMM (CP)
Title:	Superintendent Mine Planning
Western Australia Iron Ore
BHP

CONSENT OF QUALIFED PERSON

I, Anastasia Balueva, in connection with the annual report on Form 20-F for the year ended June 30, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Western Australia Iron Ore” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•	the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333- 100496, 333-141531 and 333-160636) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 23, 2022
/s/ Anastasia Balueva
Name:	Anastasia Balueva, MAusIMM
Title:	Superintendent Mine Planning
Western Australia Iron Ore
BHP